                                                                 Exhibit 4.8

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                            EAGLE BULK SHIPPING INC.

                             SUBORDINATED INDENTURE

                            Dated as of ______, 20__

                                ----------------

                                [Name of Trustee]

                                     Trustee

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ARTICLE I : DEFINITIONS AND INCORPORATION BY REFERENCE
    Section 1.1                    Definitions
    Section 1.2.                   Other Definitions
    Section 1.3.                   Incorporation by Reference of
                                   Trust Indenture Act
    Section 1.4.                   Rules of Construction

ARTICLE II. THE SECURITIES
    Section 2.1.                   Issuable in Series
    Section 2.2.                   Establishment of Terms of Series
                                   of Securities
    Section 2.3.                   Execution and Authentication
    Section 2.4.                   Registrar and Paying Agent
    Section 2.5.                   Paying Agent to Hold money in Trust
    Section 2.6.                   Securityholder Lists
    Section 2.7.                   Transfer and Exchange
    Section 2.8                    Mutilated, Destroyed, Lost and Stolen
                                   Securities
    Section 2.9                    Outstanding Securities
    Section 2.10                   Treasury Securities
    Section 2.11                   Temporary Securities
    Section 2.12                   Cancellation
    Section 2.13                   Defaulted Interest
    Section 2.14                   Global Securities
    Section 2.15                   CUSIP Numbers

ARTICLE III. REDEMPTION
    Section 3.1                    Notice to Trustee
    Section 3.2                    Selection of Securities to be Redeemed
    Section 3.3                    Notice of Redemption
    Section 3.4                    Effect of Notice of Redemption
    Section 3.5                    Deposit of Redemption Price
    Section 3.6                    Securities Redeemed in Part

ARTICLE IV. COVENANTS
    Section 4.1.                   Payment of Principal and Interest
    Section 4.2.                   SEC Reports
    Section 4.3.                   Compliance Certificate
    Section 4.4.                   Stay, Extension and Usury Laws
    Section 4.5.                   Corporate Existence
    Section 4.6.                   Taxes

ARTICLE V. SUCCESSORS
    Section 5.1.                   When Company May Merge, Etc
    Section 5.2.                   Successor Corporation Substituted

ARTICLE VI. DEFAULTS AND REMEDIES
    Section 6.1.                   Events of Default
    Section 6.2.                   Acceleration of maturity; Rescission and
                                   Annulment
    Section 6.3.                   Collection of Indebtedness and Suits for
                                   Enforcement by Trustee
    Section 6.4.                   Trustee May File Proofs of Claim
    Section 6.5.                   Trustee May Enforce Claims Without Possession
                                   of Securities
    Section 6.6.                   Application of money Collected
    Section 6.7.                   Limitation on Suits
    Section 6.8.                   Unconditional Right of Holders to Receive
                                   Principal and Interest
    Section 6.9.                   Restoration of Rights and Remedies
    Section 6.10.                  Rights and Remedies Cumulative
    Section 6.11.                  Delay or Omission Not Waiver
    Section 6.12.                  Control by Holders
    Section 6.13.                  Waiver of Past Defaults
    Section 6.14.                  Undertaking for Costs

ARTICLE VII. TRUSTEE
    Section 7.1.                   Duties of Trustee
    Section 7.2.                   Rights of Trustee
    Section 7.3.                   Individual Rights of Trustee
    Section 7.4.                   Trustee's Disclaimer
    Section 7.5.                   Notice of Defaults
    Section 7.6.                   Reports by Trustee to Holders
    Section 7.7.                   Compensation and Indemnity
    Section 7.8.                   Replacement of Trustee
    Section 7.9.                   Successor Trustee by Merger, etc.
    Section 7.10.                  Eligibility; Disqualification
    Section 7.11.                  Preferential Collection of Claims
                                   Against Company

ARTICLE VIII. SATISFACTION AND DISCHARGE; DEFEASANCE
    Section 8.1                    Satisfaction and Discharge of Indenture
    Section 8.2                    Application of Trust Funds; Indemnification
    Section 8.3                    Legal Defeasance of Securities of any Series
    Section 8.4                    Covenant Defeasance
    Section 8.5                    Repayment to Company

ARTICLE IX. AMENDMENTS AND WAIVERS
    Section 9.1.                   Without Consent of Holders
    Section 9.2.                   With Consent of Holders
    Section 9.3.                   Limitations
    Section 9.4.                   Compliance with Trust Indenture Act
    Section 9.5.                   Revocation and Effect of Consents
    Section 9.6.                   Notation on or Exchange of Securities
    Section 9.7.                   Trustee Protected

ARTICLE X. MISCELLANEOUS
    Section 10.1.                  Trust Indenture Act Controls
    Section 10.2.                  Notices
    Section 10.3.                  Communication by Holders with Other
                                   Holders
    Section 10.4.                  Certificate and Opinion as to Conditions
                                   Precedent
    Section 10.5.                  Statements Required in Certificate
                                   or Opinion
    Section 10.6.                  Rules by Trustee and Agents
    Section 10.7.                  Legal Holidays
    Section 10.8.                  No Recourse Against Others
    Section 10.9.                  Counterparts
    Section 10.10.                 Governing Laws
    Section 10.11.                 No Adverse Interpretation of
                                   Other Agreements
    Section 10.12.                 Successors
    Section 10.13.                 Severability
    Section 10.14.                 Table of Contents, Headings, Etc
    Section 10.15.                 Securities in a Foreign Currency or
                                   in ECU
    Section 10.16.                 Judgment Currency

ARTICLE XI. SINKING FUNDS
    Section 11.1.                  Applicability of Article
    Section 11.2.                  Satisfaction of Sinking Fund
                                   Payments with Securities
    Section 11.3.                  Redemption of Securities for Sinking
                                   Fund

    Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of _______, 20__

Section 310(a)(1)            7.10
           (a)(2)            7.10
           (a)(3)            Not  Applicable
           (a)(4)            Not Applicable
           (a)(5)            7.10
           (b)               7.10
Section 311(a)               7.11
           (b)               7.11
           (c)               Not Applicable
Section 312(a)               2.6
           (b)               10.3
           (c)               10.3
 Section 313(a)              7.6
           (b)(1)            7.6
           (b)(2)            7.6
           (c)(1)            7.6
           (d)               7.6
Section 314(a)               4.2, 10.5
           (b)               Not Applicable
           (c)(1)            10.4
           (c)(2)            10.4
           (c)(3)            Not Applicable
           (d)               Not Applicable
           (e)               10.5
           (f)               Not Applicable
Section 315(a)               7.1
           (b)               7.5
           (c)               7.1
           (d)               7.1
           (e)               6.14
Section 316(a)               2.10
                             (a)(1)(A) (a)(1)(B) 6.12 (b) 6.13
Section 317(a)(1)            6.8
           (a)(2)            6.4
           (b)               2.5
Section 318(a)               10.1

----------
Note: This  reconciliation  and tie shall not, for any purpose, be deemed to be part of the Indenture.

     Indenture dated as of _________, 20__ between Eagle Bulk Shipping Inc., a company organized under the laws of the Marshall Islands (the "Company") and
[Name of Trustee], a __________________ (the "Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable  benefit of the Holders of the  Securities  issued  under this
Indenture.

                                   ARTICLE I.
                   DEFINITIONS AND INCORPORATION BY REFERENCE

          Section 1.1. Definitions.

          "Additional  Amounts" means any additional  amounts which are required hereby or by any Security,  under circumstances  specified herein or therein, to be paid by the Company in respect of certain taxes imposed on Holders  specified therein and which are owing to such Holders.

          "Affiliate" of any specified person means any other person directly or indirectly  controlling  or  controlled  by or under  direct or indirect  common control  with  such  specified  person.  For the  purposes  of this  definition,
"control" (including,  with correlative meanings,  the terms "controlled by" and
"under common control with"), as used with respect to any person, shall mean the possession,  directly  or  indirectly,  of the  power to  direct  or  cause  the direction  of the  management  or policies of such person,  whether  through the ownership of voting securities or by agreement or otherwise.

          "Agent" means any Registrar, Paying Agent or Service Agent.

          "Authorized  Newspaper"  means a newspaper in an official  language of the  country of  publication  customarily  published  at least once a day for at least five days in each calendar week and of general circulation in the place in connection  with  which  the term is used.  If it  shall be  impractical  in the opinion of the Trustee to make any  publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof that is made or given by the Trustee shall  constitute a sufficient  publication of such notice.

          "Bearer"  means  anyone  in  possession  from time to time of a Bearer
Security.

          "Bearer  Security"  means any Security,  including any interest coupon appertaining thereto, that does not provide for the identification of the Holder thereof.

          "Board of  Directors"  means the Board of  Directors of the Company or any duly authorized committee thereof.

          "Board  Resolution"  means a copy  of a  resolution  certified  by the
Secretary or an  Assistant  Secretary of the Company to have been adopted by the
Board of Directors or pursuant to authorization by the Board of Directors and to be in full force and effect on the date of the  certificate and delivered to the
Trustee.

          "Business  Day" means a day (other  than  Saturday or Sunday) on which the Depository and banks in the City of New York, and banks in the city in which the Corporate Trust Office of the Trustee is located, is open for business.

          "Certificated  Securities"  means  Securities in the form of physical, certificated Securities in registered form.

          "Company"  means  the  party  named as such  above  until a  successor replaces it and thereafter means the successor.

          "Company  Order"  means a  written  order  signed  in the  name of the
Company by two Officers,  one of whom must be the Company's  principal executive officer, principal financial officer or principal accounting officer.

          "Company  Request"  means a written  request signed in the name of the
Company by its Chairman of the Board,  a President or a Vice  President,  and by
its Chief  Financial  Officer,  its  Secretary  or an Assistant  Secretary,  and
delivered to the Trustee.

          "Corporate  Trust  Office" means the office of the Trustee at which at
any  particular   time  its  corporate   trust  business  shall  be  principally
administered.

          "Debt" of any person as of any date means,  without  duplication,  all indebtedness  of such  person  in  respect  of  borrowed  money,  including  all interest, fees and expenses owed in respect thereto (whether or not the recourse of the lender is to the whole of the assets of such  person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments.

          "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

          "Depository"  means,  with  respect  to the  Securities  of any Series issuable  or  issued  in  whole  or in  part in the  form of one or more  Global
Securities,  the person designated as Depository for such Series by the Company, which Depository  shall be a clearing agency  registered under the Exchange Act;
and if at any time there is more than one such person, "Depository" as used with respect to the Securities of any Series shall mean the  Depository  with respect to the Securities of such Series.

          "Discount  Security"  means any Security  that  provides for an amount less  than the  stated  principal  amount  thereof  to be due and  payable  upon declaration of acceleration of the maturity thereof pursuant to Section 6.2.

          "Dollars" means the currency of The United States of America.

          "ECU" means the European Currency Unit as determined by the Commission of the European Union.

          "Event of Default" see Section 6.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Foreign  Currency"  means any  currency or currency  unit issued by a government other than the government of The United States of America.

          "Foreign  Government  obligations" means with respect to Securities of any Series that are denominated in a Foreign Currency, (i) direct obligations of the government  that issued or caused to be issued such currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a person  controlled or supervised by or acting as an agency or  instrumentality of such government the timely payment of which is unconditionally  guaranteed as a full faith and credit  obligation by such  government,  which,  in either case under  clauses (i) or (ii),  are not callable or redeemable at the option of the issuer thereof.

          "Global   Security"  or  "Global   Securities"  means  a  Security  or
Securities,  as the case may be, in the form established pursuant to Section 2.2 evidencing all or part of a Series of  Securities,  issued to the Depository for such Series or its nominee,  and  registered  in the name of such  Depository or nominee.

          "Holder" or  "Securityholder"  means a person in whose name a Security is registered or the holder of a Bearer Security.

          "Indenture"  means this  Indenture  as  amended  from time to time and shall include the form and terms of particular Series of Securities  established as contemplated hereunder.

          "Interest"  with respect to any Discount  Security  which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Maturity,"  when used with respect to any Security or  installment of principal  thereof,  means the date on which the  principal of such  Security or such  installment  of  principal  becomes  due and  payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, notice of option to elect repayment or otherwise.

          "Officer"  means  the  Chairman  of  the  Board,  the  President,  any
Vice-President,  the Treasurer,  the Secretary,  any Assistant  Treasurer or any
Assistant Secretary of the Company.

          "Officers'  Certificate"  means a certificate  signed by two Officers, one of  whom  must  be the  Company's  principal  executive  officer,  principal financial officer or principal accounting officer.

          "Opinion of Counsel"  means a written  opinion of legal counsel who is reasonably  acceptable to the Trustee.  Such legal counsel may be an employee of or counsel to the Company.

          "Participants"  means those Persons  designated as participants by the
Depositary.

          "Person"  means  any  individual,   corporation,   partnership,  joint
venture,  association,  limited liability company,  joint-stock company,  trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Principal"  of a Security  means the principal of the Security  plus, when appropriate, the premium, if any, on, and any Additional Amounts in respect of, the Security.

          "Responsible  Officer"  means  any  officer  of  the  Trustee  in  its
Corporate  Trust office and also means,  with respect to a particular  corporate trust matter,  any other officer to whom any corporate  trust matter is referred because of his or her knowledge of and familiarity with a particular subject.

          "SEC" means the Securities and Exchange Commission.

          "Security" or "Securities"  means the debentures,  notes or other debt instruments of the Company of any Series  authenticated and delivered under this
Indenture.

          "Series" or "Series of  Securities"  means each series of  debentures, notes or other debt  instruments of the Company created pursuant to Sections 2.1 and 2.2 hereof.

          "Significant  Subsidiary" means (i) any direct or indirect  Subsidiary of the Company that would be a "significant subsidiary" as defined in Article 1,
Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act of 1933, as amended,  as such  regulation  is in effect on the date  hereof,  or (ii) any group of direct or indirect  Subsidiaries of the Company that, taken together as a group, would be a "significant  subsidiary" as defined in Article 1, Rule 1-02 of  Regulation  S-X,  promulgated  pursuant to the  Securities  Act of 1933,  as amended, as such regulation is in effect on the date hereof.

          "Stated  Maturity"  when  used with  respect  to any  Security  or any installment of principal thereof or interest  thereon,  means the date specified in such  Security as the fixed date on which the  principal of such  Security or such installment of principal or interest is due and payable.

          "Subordinated  Indebtedness" means any indebtedness which is expressly subordinated to the indebtedness evidenced by Securities.

          "Subsidiary" of any specified person means any corporation of which at least a majority of the outstanding  stock having by the terms thereof  ordinary voting power for the election of directors of such corporation  (irrespective of whether  or not at the  time  stock  of any  other  class  or  classes  of  such corporation  shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by such person,  or by one or more  other  Subsidiaries,  or by such  person  and one or more  other
Subsidiaries.

          "TIA" means the Trust  Indenture  Act of 1939 (15 U.S.  Code  Sections
77aaa-77bbbb)  as in effect on the date of this  Indenture;  provided,  however, that in the event the Trust  Indenture  Act of 1939 is amended  after such date,
"TIA" means, to the extent  required by any such amendment,  the Trust Indenture
Act as so amended.

          "Trustee"  means  the  person  named  as the  "Trustee"  in the  first paragraph of this  instrument  until a successor  Trustee shall have become such pursuant  to  the  applicable  provisions  of  this  Indenture,  and  thereafter
"Trustee" shall mean or include each person who is then a Trustee hereunder, and if at any time  there  is more  than one such  person,  "Trustee"  as used  with respect to the  Securities  of any Series shall mean the Trustee with respect to
Securities of that Series.

          "U.S.  Government  Obligations"  means securities which are (i) direct obligations  of The United  States of America  for the payment of which its full faith and  credit is  pledged  or (ii)  obligations  of a person  controlled  or supervised by and acting as an agency or instrumentality of The United States of
America the payment of which is  unconditionally  guaranteed as a full faith and credit obligation by The United States of America,  and which in the case of (i)
and (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a  depository  receipt  issued by a bank or trust  company as custodian  with  respect to any such U.S.  Government  Obligation  or a specific payment of interest on or principal of any such U.S. Government  Obligation held by such  custodian  for the  account  of the  holder  of a  depository  receipt, provided  that (except as required by law) such  custodian is not  authorized to make any  deduction  from the amount  payable  to the holder of such  depository receipt  from any  amount  received  by the  custodian  in  respect  of the U.S.
Government Obligation evidenced by such depository receipt.

          "Vessels" means the shipping vessels owned by and registered (or to be owned by and  registered) in the name of the Company or any of its  Subsidiaries or  operated by the  Company or any of its  Subsidiaries  pursuant to a lease or other operating agreement constituting a capital lease obligation,  in each case together with all related equipment and any additions or improvements.

          "Wholly Owned Restricted Subsidiary" means a Restricted Subsidiary all of the Equity  Interests  of which  (other  than Equity  Interests  constituting directors'  qualifying  shares or shares required to be held by foreign nations, in each case to the extent  mandated by applicable  law) is owned by the Company or one or more Wholly Owned Restricted Subsidiaries or by the Company and one or
more Wholly Owned Restricted Subsidiaries.

          Section 1.2. Other Definitions.

                                                 DEFINED IN
TERM                                             SECTION
-----                                            -------

"Bankruptcy Law"                                    6.1
"Custodian"                                         6.1
"Event of Default"                                  6.1
"Journal"                                         10.15
"Judgment Currency"                               10.16
"Legal Holiday"                                    10.7
"mandatory sinking fund payment"                   11.1
"Market Exchange Rate"                            10.15
"New York Banking Day"                            10.16
"optional sinking fund payment"                    11.1
"Paying Agent"                                      2.4
"Registrar"                                         2.4
"Required Currency"                               10.16
"Service Agent"                                     2.4
"successor person"                                  5.1

          Section 1.3. Incorporation by Reference of Trust Indenture Act.

          Whenever  this  Indenture  refers  to a  provision  of  the  TIA,  the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the SEC.

          "indenture securities" means the Securities.

          "indenture security holder" means a Securityholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor"  on the  indenture  securities  means  the  Company  and any successor obligor upon the Securities.

          All other  terms used in this  Indenture  that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA and not otherwise defined herein are used herein as so defined.

          Section 1.4. Rules of Construction.

          Unless the context otherwise requires:

          (a) a term has the meaning assigned to it;

          (b) an accounting term not otherwise  defined has the meaning assigned to it in accordance with generally accepted accounting principles;

          (c) references to "generally  accepted  accounting  principles"  shall mean generally accepted accounting  principles in effect as of the time when and for the period as to which such accounting principles are to be applied;

          (d) "or" is not exclusive;

          (e)  words in the  singular  include  the  plural,  and in the  plural include the singular; and

          (f) provisions apply to successive events and transactions.

                                   ARTICLE II.
                                 THE SECURITIES

          Section 2.1. Issuable in Series.

          The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more Series.  All Securities of a Series shall be identical except as may be set forth in a Board  Resolution,  a  supplemental  indenture or an Officers'
Certificate  detailing  the  adoption  of  the  terms  thereof  pursuant  to the authority  granted  under a Board  Resolution.  In the case of  Securities  of a
Series  to be  issued  from  time  to  time,  the  Board  Resolution,  Officers'
Certificate  or  supplemental  indenture  may  provide  for the  method by which specified terms (such as interest rate,  maturity date, record date or date from which interest shall accrue) are to be determined. Securities may differ between
Series in respect of any matters,  provided that all Series of Securities  shall be equally and ratably entitled to the benefits of the Indenture.

          Section 2.2. Establishment of Terms of Series of Securities.

          At or prior to the  issuance of any  Securities  within a Series,  the following  shall be  established  (as to the  Series  generally,  in the case of
Subsection 2.2.1 and either as to such Securities within the Series or as to the
Series  generally in the case of  Subsections  2.2.2 through  2.2.20) by a Board
Resolution,  a supplemental  indenture or an Officers'  Certificate  pursuant to authority granted under a Board Resolution:

          2.2.1  the  title,   designation,   aggregate   principal  amount  and
authorized denominations of the Securities of the Series;

          2.2.2 the price or prices, (expressed as a percentage of the aggregate principal amount thereof) at which the Securities of the Series will be issued;

          2.2.3 the date or dates on which the  principal of the  Securities  of the Series is payable;

          2.2.4 the rate or rates (which may be fixed or variable) per annum or, if applicable,  the method used to determine such rate or rates (including,  but not  limited  to,  any  commodity,  commodity  index,  stock  exchange  index or financial  index) at which the Securities of the Series shall bear interest,  if any, the date or dates from which such  interest,  if any, shall commence and be payable and any regular  record date for the  interest  payable on any  interest payment date;

          2.2.5 any optional or mandatory  sinking fund provisions or conversion or  exchangeability  provisions  upon which  Securities  of the Series  shall be redeemed or purchased;

          2.2.6 the date,  if any,  after which and the price or prices at which the  Securities of the Series may be optionally  redeemed or must be mandatorily redeemed and any other terms and provisions of optional or mandatory provisions;

          2.2.7 if other than  denominations of $1,000 and any integral multiple thereof,  the  denominations  in which the  Securities  of the  Series  shall be issuable;

          2.2.8 if other  than the full  principal  amount,  the  portion of the principal  amount of the  Securities  of the Series  that shall be payable  upon declaration of acceleration pursuant to Section 6.2 or provable in bankruptcy;

          2.2.9 any addition to or change in the Events of Default which applies to any  Securities  of the Series and any change in the right of the  Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 6.2;

          2.2.10 the currency or currencies,  including composite currencies, in which payments of principal of,  premium or interest,  if any, on the Securities of the Series will be payable,  if other than the currency of the United  States of America;

          2.2.11 if payments of principal  of,  premium or interest,  if any, on the  Securities of the Series will be payable,  at the Company's  election or at the  election  of any  Holder,  in a  currency  other  than  that in  which  the
Securities of the Series are stated to be payable,  the period or periods within which, and the terms and conditions upon which, the election may be made;

          2.2.12 if  payments of  interest,  if any,  on the  Securities  of the
Series  will be payable,  at the  Company's  election or at the  election of any
Holder,  in cash or additional  securities,  and the terms and  conditions  upon which the election may be made;

          2.2.13 if  denominated  in a  currency  or  currencies  other than the currency of the United States of America, the equivalent price of the Securities of the Series in the  currency of the United  States of America for  purposes of determining the voting rights of Holders of the Securities of the Series;

          2.2.14 if the amount of payments of principal, premium or interest may be  determined  with  reference to an index,  formula or other method based on a coin or  currency  other  than that in which the  Securities  of the  Series are stated to be payable, the manner in which the amounts will be determined;

          2.2.15 any  restrictive  covenants or other material terms relating to the Securities of the Series, which may not be inconsistent with the Indenture;

          2.2.16 whether the Securities of the Series will be issued in the form of global securities or certificates in registered or bearer form;

          2.2.17 any terms with respect to subordination;

          2.2.18 any listing on any securities exchange or quotation system;

          2.2.19  additional  provisions,  if any,  related  to  defeasance  and discharge of the offered debt securities; and

          2.2.20 the applicability of any guarantees.

          All  Securities  of any one Series need not be issued at the same time and  may be  issued  from  time to  time,  consistent  with  the  terms  of this
Indenture,  if so provided by or pursuant to the Board Resolution,  supplemental indenture  or  Officers'  Certificate  referred  to  above,  and the  authorized principal  amount of any Series may not be  increased to provide for issuance of additional  Securities of such Series,  unless otherwise  provided in such Board
Resolution, supplemental Indenture or Officers' Certificate.

          Section 2.3. Execution and Authentication.

          Two Officers  shall sign the  Securities  for the Company by manual or facsimile signature.

          If an Officer  whose  signature  is on a Security no longer holds that
office  at  the  time  the  Security  is   authenticated,   the  Security  shall
nevertheless be valid.

          A  Security  shall  not be valid  until  authenticated  by the  manual signature of the Trustee or an  authenticating  agent.  The  signature  shall be conclusive  evidence  that  the  Security  has  been  authenticated  under  this
Indenture.

          The  Trustee  shall at any time,  and from time to time,  authenticate
Securities  for original  issue in the  principal  amount  provided in the Board
Resolution, supplemental indenture hereto or Officers' Certificate, upon receipt
by  the  Trustee  of  a  Company   Order.   Such  Company  Order  may  authorize
authentication and delivery pursuant to oral or electronic instructions from the
Company or its duly authorized agent or agents, which oral instructions shall be promptly  confirmed  in writing.  Each  Security  shall be dated the date of its authentication  unless otherwise provided by a Board Resolution,  a supplemental indenture hereto or an Officers' Certificate.

          The aggregate principal amount of Securities of any Series outstanding at any time may not exceed any limit upon the maximum  principal amount for such
Series  set  forth in the Board  Resolution,  supplemental  indenture  hereto or
Officers'  Certificate  delivered pursuant to Section 2.2, except as provided in
Section 2.8.

          Prior to the issuance of Securities  of any Series,  the Trustee shall have  received and (subject to Section 7.2) shall be fully  protected in relying on:  (a) the  Board  Resolution,  supplemental  indenture  hereto  or  Officers,
Certificate  establishing  the  form  of the  Securities  of that  Series  or of
Securities  within that Series and the terms of the Securities of that Series or of Securities within that Series,  (b) an Officers'  Certificate  complying with
Section 10.4, and (c) an Opinion of Counsel complying with Section 10.4.

          The  Trustee  shall  have the right to  decline  to  authenticate  and deliver any  Securities  of such Series:  (a) if the Trustee,  being  advised by counsel,  determines  that such action may not lawfully be taken;  or (b) if the
Trustee in good faith by its board of directors or trustees, executive committee or a trust committee of directors  and/or  vice-presidents  shall determine that such action  would  expose the Trustee to personal  liability  to Holders of any then outstanding Series of Securities.

          The Trustee  may appoint an  authenticating  agent  acceptable  to the
Company to authenticate  Securities.  An  authenticating  agent may authenticate
Securities  whenever the Trustee may do so. Each  reference in this Indenture to authentication  by  the  Trustee  includes  authentication  by  such  agent.  An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

          Section 2.4. Registrar and Paying Agent.

          The Company shall maintain, with respect to each Series of Securities, at the place or places specified with respect to such Series pursuant to Section
2.2, an office or agency  where  Securities  of such Series may be  presented or surrendered for payment ("Paying Agent"), where Securities of such Series may be surrendered  for  registration of transfer or exchange  ("Registrar")  and where notices and demands to or upon the Company in respect of the  Securities of such
Series and this Indenture may be served ("Service  Agent").  The Registrar shall keep a register with respect to each Series of Securities  and to their transfer and exchange.  The Company will give prompt written notice to the Trustee of the name and  address,  and any change in the name or  address,  of each  Registrar,
Paying Agent or Service Agent. If at any time the Company shall fail to maintain any such  required  Registrar,  Paying  Agent or Service  Agent or shall fail to furnish  the  Trustee  with the name and address  thereof,  such  presentations, surrenders,  notices and demands  may be made or served at the  Corporate  Trust
Office of the Trustee,  and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The  Company  may  also  from  time  to  time  designate  one or  more co-registrars,  additional  paying agents or additional  service  agents and may from time to time rescind such  designations;  provided,  however,  that no such designation  or  rescission  shall in any  manner  relieve  the  Company  of its obligations  to maintain a  Registrar,  Paying  Agent and Service  Agent in each place so specified pursuant to Section 2.2 for Securities of any Series for such purposes. The Company will give prompt written notice to the Trustee of any such designation  or rescission  and of any change in the name or address of any such co-registrar,  additional  paying agent or additional  service  agent.  The term
"Registrar"  includes any  co-registrar;  the term "Paying  Agent"  includes any additional  paying agent;  and the term "Service  Agent" includes any additional service agent.

          The Company hereby appoints the Trustee the initial Registrar,  Paying
Agent and Service Agent for each Series unless another  Registrar,  Paying Agent or Service Agent,  as the case may be, is appointed prior to the time Securities of that Series are first issued.

          Section 2.5. Paying Agent to Hold Money in Trust.

          The Company  shall require each Paying Agent other than the Trustee to agree in writing  that the Paying  Agent will hold in trust,  for the benefit of
Securityholders of any Series of Securities,  or the Trustee,  all money held by the Paying  Agent for the payment of  principal  of or interest on the Series of
Securities,  and will notify the Trustee of any default by the Company in making any such payment.  While any such default  continues,  the Trustee may require a
Paying Agent to pay all money held by it to the Trustee. The Company at any time may  require a Paying  Agent to pay all money  held by it to the  Trustee.  Upon payment  over to the  Trustee,  the Paying Agent (if other than the Company or a
Subsidiary)  shall have no further  liability for the money. If the Company or a
Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of  Securityholders  of any Series of Securities  all money held by it as Paying Agent.

          Section 2.6. Securityholder Lists.

          The  Trustee  shall  preserve  in as  current a form as is  reasonably practicable  the most recent list  available to it of the names and addresses of
Securityholders of each Series of Securities and shall otherwise comply with TTA
Section 312(a).  If the Trustee is not the Registrar,  the Company shall furnish to the Trustee at least ten days before each  interest  payment date and at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably  require,  of the names and addresses of
Securityholders of each Series of Securities.

          Section 2.7. Transfer and Exchange.

          Where  Securities  of a Series are  presented  to the  Registrar  or a co-registrar  with a request to register a transfer  or to exchange  them for an equal  principal  amount of Securities of the same Series,  the Registrar  shall register  the  transfer  or make  the  exchange  if its  requirements  for  such transactions are met. To permit  registrations  of transfers and exchanges,  the
Trustee shall  authenticate  Securities at the Registrar's  request.  No service charge  shall be made for any  registration  of transfer or exchange  (except as otherwise expressly permitted herein),  but the Company may require payment of a sum sufficient to cover any transfer tax or similar  governmental charge payable
in  connection   therewith   (other  than  any  such  transfer  tax  or  similar
governmental  charge  payable upon  exchanges  pursuant to Sections 2.11, 3.6 or
9.6).

          Neither the Company nor the Registrar  shall be required (a) to issue, register the transfer  of, or exchange  Securities  of any Series for the period beginning at the opening of business  fifteen  days  immediately  preceding  the mailing of a notice of  redemption  of  Securities  of that Series  selected for redemption  and ending at the close of business on the day of such  mailing,  or
(b) to register the transfer of or exchange  Securities of any Series  selected, called or being called for  redemption as a whole or the portion being  redeemed of any such Securities selected, called or being called for redemption in part.

          Section 2.8. Mutilated, Destroyed, Lost and Stolen Securities.

          If any mutilated  Security is surrendered to the Trustee,  the Company shall  execute  and the  Trustee  shall  authenticate  and  deliver in  exchange therefor a new  Security  of the same  Series  and of like  tenor and  principal amount and bearing a number not contemporaneously outstanding.

          If  there  shall be  delivered  to the  Company  and the  Trustee  (i)
evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such  security or  indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such  Security has been  acquired by a bona fide purchaser,  the Company  shall  execute  and upon its request the Trustee  shall authenticate  and make  available for delivery,  in lieu of any such  destroyed, lost or stolen Security, a new Security of the same Series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such  mutilated,  destroyed,  lost or stolen  Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section,  the Company may  require  the  payment  of a sum  sufficient  to  cover  any  tax  or  other governmental  charge  that may be  imposed  in  relation  thereto  and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new  Security of any series  issued  pursuant to this Section in lieu of any  destroyed,  lost or stolen  Security  shall  constitute an original additional contractual obligation of the Company,  whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately  with any and all other Securities of that Series duly issued hereunder.

          The  provisions of this Section are  exclusive and shall  preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          Section 2.9. Outstanding Securities.

          The  Securities  outstanding  at  any  time  are  all  the  Securities authenticated by the Trustee except for those canceled by it, those delivered to it for  cancellation,  those  reductions  in the  interest on a Global  Security effected  by the  Trustee in  accordance  with the  provisions  hereof and those described in this Section as not outstanding.

          If a Security  is replaced  pursuant  to Section  2.8, it ceases to be outstanding  until  the  Trustee  receives  proof  satisfactory  to it that  the replaced Security is held by a bona fide purchaser.

          If the Paying  Agent  (other  than the  Company,  a  Subsidiary  or an
Affiliate of any thereof)  holds on the Maturity of Securities of a Series money sufficient to pay such  Securities  payable on that date, then on and after that date such  Securities of the Series cease to be outstanding and interest on them ceases to accrue.

          A Security does not cease to be outstanding  because the Company or an
Affiliate holds the Security.

          In determining  whether the Holders of the requisite  principal amount of  outstanding  Securities  have  given  any  request,  demand,  authorization, direction,  notice,  consent  or waiver  hereunder,  the  principal  amount of a
Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the  principal  thereof that would be due and payable as of the date of such  determination  upon a declaration of  acceleration of the Maturity thereof pursuant to Section 6.2.

          Section 2.10. Treasury Securities.

          In determining whether the Holders of the required principal amount of
Securities  of a Series have  concurred in any request,  demand,  authorization, direction, notice, consent or waiver Securities of a Series owned by the Company or  an  Affiliate  shall  be  disregarded,  except  that  for  the  purposes  of determining  whether  the  Trustee  shall be  protected  in  relying on any such request,  demand,  authorization,  direction,  notice,  consent  or waiver  only
Securities  of a  Series  that  the  Trustee  knows  are so  owned  shall  be so disregarded.

          Section 2.11. Temporary Securities.

          Until  definitive  Securities are ready for delivery,  the Company may prepare and the Trustee shall authenticate  temporary  securities upon a Company
Order.  Temporary  Securities  shall be  substantially in the form of definitive
Securities but may have  variations that the Company  considers  appropriate for temporary Securities.  without unreasonable delay, the Company shall prepare and the Trustee upon request shall  authenticate  definitive  Securities of the same
Series and date of maturity  in  exchange  for  temporary  Securities.  Until so exchanged,  temporary securities shall have the same rights under this Indenture as the definitive Securities.

          Section 2.12. Cancellation.

          The  Company at any time may  deliver  Securities  to the  Trustee for cancellation.  The  Registrar  and the Paying Agent shall forward to the Trustee any Securities  surrendered to them for  registration  of transfer,  exchange or payment.  The Trustee  shall cancel all  Securities  surrendered  for  transfer, exchange,  payment,  replacement or cancellation and shall destroy such canceled
Securities (subject to the record retention requirement of the Exchange Act) and deliver a certificate  of such  destruction  to the Company,  unless the Company otherwise  directs.  The  Company  may  not  issue  new  Securities  to  replace
Securities that it has paid or delivered to the Trustee for cancellation.

          Section 2.13. Defaulted Interest.

          If the  Company  defaults  in a  payment  of  interest  on a Series of
Securities,  it shall pay the defaulted interest,  plus, to the extent permitted by law, any interest payable on the defaulted  interest,  to the persons who are
Securityholders  of the Series on a subsequent  special record date. The Company shall fix the record date and payment  date.  At least 30 days before the record date,  the Company shall mail to the Trustee and to each  Securityholder  of the
Series a notice that states the record date,  the payment date and the amount of interest to be paid. The Company may pay defaulted  interest in any other lawful manner.

          Section 2.14. Global Securities.

          2.14.1.  Terms  of  Securities.  A Board  Resolution,  a  supplemental indenture  hereto  or an  officers'  Certificate  shall  establish  whether  the
Securities of a Series shall be issued in whole or in part in the form of one or
more  Global   Securities  and  the  Depository  for  such  Global  Security  or
Securities.

          2.14.2.  Transfer and Exchange.  Notwithstanding any provisions to the contrary contained in Section 2.7 of the Indenture and in addition thereto,  any
Global Security shall be  exchangeable  pursuant to Section 2.7 of the Indenture for Securities  registered in the names of Holders other than the Depository for such  Security or its nominee only if (i) such  Depository  notifies the Company that it is  unwilling  or unable  to  continue  as  Depository  for such  Global
Security  or if at any time  such  Depository  ceases  to be a  clearing  agency registered  under the Exchange  Act,  and, in either case,  the Company fails to appoint a successor  Depository  within 90 days of such event,  (ii) the Company executes and delivers to the Trustee an Officers' Certificate to the effect that such Global  Security shall be so exchangeable or (iii) an Event of Default with respect  to the  Securities  represented  by such  Global  Security  shall  have happened and be continuing. Any Global Security that is exchangeable pursuant to the preceding  sentence shall be exchangeable for Securities  registered in such names as the Depository shall direct in writing in an aggregate principal amount equal to the principal amount of the Global Security with like tenor and terms.

          Except as provided in this Section  2.14.2,  a Global Security may not be transferred  except as a whole by the Depository  with respect to such Global
Security to a nominee of such  Depository,  by a nominee of such  Depository  to such  Depository or another  nominee of such  Depository or by the Depository or any such  nominee to a  successor  Depository  or a nominee of such a  successor
Depository.

          2.14.3.  Legend.  Any Global  Security  issued  hereunder shall bear a legend in substantially the following form:

          "This  Security  is a  Global  Security  within  the  meaning  of  the
Indenture  hereinafter  referred  to  and  is  registered  in  the  name  of the
Depository or a nominee of the  Depository.  This Security is  exchangeable  for
Securities  registered in the name of a person other than the  Depository or its nominee only in the limited  circumstances  described in the Indenture,  and may not be  transferred  except as a whole by the  Depository  to a  nominee  of the
Depository,  by a nominee of the Depository to the Depository or another nominee of the  Depository  or by the  Depository  or any such  nominee  to a  successor
Depository or a nominee of such a successor Depository."

          2.14.4.  Acts of Holders.  The  Depository,  as a Holder,  may appoint agents and otherwise authorize participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under the Indenture.

          2.14.5.  Payments.   Notwithstanding  the  other  provisions  of  this
Indenture, unless otherwise specified as contemplated by Section 2.2, payment of the principal of and interest,  if any, on any Global  Security shall be made to the Holder thereof at their registered office.

          2.14.6.  Consents,  Declaration and Directions.  Except as provided in
Section 2.14.5,  the Company,  the Trustee and any Agent shall treat a person as the Holder of such  principal  amount of  outstanding  Securities of such Series represented by a Global Security as shall be specified in a written statement of the Depositary with respect to such Global  Security,  for purposes of obtaining any consents,  declarations,  waivers or directions  required to be given by the
Holders pursuant to this Indenture.

          Section 2.15. CUSIP Numbers.

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use),  and, if so, the Trustee shall use "CUSIP" numbers in notices of  redemption as a  convenience  to Holders;  provided that any such notice may state  that no  representation  is made as to the  correctness  of such  numbers either  as  printed  on  the  Securities  or as  contained  in any  notice  of a redemption  and that  reliance  may be  placed  only on the  other  elements  of identification  printed on the Securities,  and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE III.
                                   REDEMPTION

          Section 3.1. Notice to Trustee.

          The Company may, with respect to any series of Securities, reserve the right to redeem and pay the Series of  Securities  or may covenant to redeem and pay the Series of Securities  or any part thereof  prior to the Stated  Maturity thereof at such time and on such terms as provided for in such Securities.  If a
Series of  Securities  is  redeemable  and the Company  wants or is obligated to redeem  prior  to the  Stated  Maturity  thereof  all or part of the  Series  of
Securities pursuant to the terms of such Securities, it shall notify the Trustee of the  redemption  date and the principal  amount of Series of Securities to be redeemed.  The  Company  shall  give the  notice  at least  45 days  before  the redemption date (or such shorter notice as may be acceptable to the Trustee).

          Section 3.2. Selection of Securities to be Redeemed.

          Unless  otherwise  indicated  for  a  particular  Series  by  a  Board
Resolution,  a supplemental indenture or an Officers' Certificate,  if less than all the Securities of a Series are to be redeemed,  the Trustee shall select the
Securities  of the Series to be redeemed  in any manner  that the Trustee  deems fair and  appropriate.  The Trustee shall make the selection from  Securities of the Series  outstanding not previously  called for  redemption.  The Trustee may select for redemption portions of the principal of Securities of the Series that have denominations larger than $1,000.  Securities of the Series and portions of them it selects  shall be in amounts of $1,000 or whole  multiples of $1,000 or, with  respect  to  Securities  of any  Series  issuable  in other  denominations pursuant to Section 2.2.7,  the minimum  principal  denomination for each Series and integral  multiples  thereof.  Provisions  of this  Indenture  that apply to
Securities  of a  Series  called  for  redemption  also  apply  to  portions  of
Securities of that Series called for redemption.

          Section 3.3. Notice of Redemption.

          Unless   otherwise   indicated  for  a  particular   Series  by  Board
Resolution,  a supplemental  indenture  hereto or an officers'  Certificate,  at least 30 days but not more than 60 days before a  redemption  date,  the Company shall mail a notice of  redemption  by  first-class  mail to each  Holder  whose
Securities  are to be redeemed  and if any Bearer  Securities  are  outstanding, publish on one occasion a notice in an Authorized Newspaper.

          The notice shall  identify the Securities of the Series to be redeemed and shall state:

          (a) the redemption date;

          (b) the redemption price;

          (c) the name and address of the Paying Agent;

          (d) that  Securities  of the  Series  called  for  redemption  must be surrendered to the Paying Agent to collect the redemption price;

          (e) that interest on  Securities  of the Series called for  redemption ceases to accrue on and after the redemption date; and

          (f) any  other  information  as may be  required  by the  terms of the particular Series or the Securities of a Series being redeemed.

          At the  Company's  request,  the  Trustee  shall  give the  notice  of redemption in the Company's name and at its expense.

          Section 3.4. Effect of Notice of Redemption.

          Once  notice of  redemption  is mailed or  published  as  provided  in
Section 3.3, Securities of a Series called for redemption become due and payable on the redemption  date and at the redemption  price. A notice of redemption may not be conditional. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price plus accrued interest to the redemption date.

          Section 3.5. Deposit of Redemption Price.

          On or before the  redemption  date, the Company shall deposit with the
Paying  Agent  money  sufficient  to pay the  redemption  price  of and  accrued interest, if any, on all Securities to be redeemed on that date.

          Section 3.6. Securities Redeemed in Part.

          Upon  surrender  of a Security  that is redeemed in part,  the Trustee shall authenticate for the Holder a new Security of the same Series and the same maturity  equal in principal  amount to the  unredeemed  portion of the Security surrendered.

                                   ARTICLE IV.
                                    COVENANTS

          Section 4.1. Payment of Principal and Interest.

          The  Company  covenants  and agrees for the  benefit of the Holders of each Series of Securities  that it will duly and punctually pay the principal of and interest,  if any, on the  Securities of that Series in accordance  with the terms of such Securities and this Indenture.

          Section 4.2. SEC Reports.

          The Company shall deliver to the Trustee within 15 days after it files them  with  the  SEC  copies  of the  annual  reports  and  of the  information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC  pursuant to Section 13 or 15(d) of the  Exchange  Act. The
Company also shall comply with the other provisions of TIA Section 314(a).

          Section 4.3. Compliance Certificate.

          The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an officers certificate signed by two of the
Company's  officers  stating that a review of the  activities of the Company and its  Subsidiaries  during  the  preceding  fiscal  year has been made  under the supervision  of the  signing  Officers  with a view to  determining  whether the
Company has kept,  observed,  performed and fulfilled its obligations under this
Indenture,   and  further  stating,   as  to  each  such  Officer  signing  such
certificate,  that to the best of his knowledge the Company has kept,  observed, performed and fulfilled each and every covenant  contained in this Indenture and is  not in  default  in  the  performance  or  observance  of any of the  terms, provisions  and  conditions  hereof (or, if a Default or Event of Default  shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge).

          The Company will, so long as any of the  Securities  are  outstanding, deliver to the Trustee, forthwith upon becoming aware of any Default or Event of
Default,  an Officers'  Certificate  specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

          Section 4.4. Stay, Extension and Usury Laws.

          The Company  covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or  advantage  of, any stay,  extension  or usury law  wherever enacted,  now or at any time hereafter in force,  which may affect the covenants or the performance of this Indenture or the Securities;  and the Company (to the extent it may lawfully do so) hereby  expressly  waives all benefit or advantage of any such law and  covenants  that it will  not,  by  resort  to any such law, hinder,  delay or impede  the  execution  of any  power  herein  granted  to the
Trustee,  but will suffer and permit the execution of every such power as though no such law has been enacted.

          Section 4.5. Corporate Existence.

          Subject  to  Article  V, the  Company  will do or cause to be done all things  necessary  to preserve  and keep in full force and effect its  corporate existence and the corporate,  partnership or other existence of each Significant
Subsidiary in accordance  with the respective  organizational  documents of each
Significant  Subsidiary  and the rights  (charter and  statutory),  licenses and franchises of the Company and its Significant Subsidiaries;  provided,  however, that the Company  shall not be required to preserve  any such right,  license or franchise,  or the corporate,  partnership or other existence of any Significant
Subsidiary,  if the Board of Directors  shall  determine  that the  preservation thereof is no longer desirable in the conduct of the business of the Company and its  Subsidiaries  taken as a whole and that the loss  thereof is not adverse in any material respect to the Holders.

          Section 4.6. Taxes.

          The  company   shall,   and  shall  cause  each  of  its   Significant
Subsidiaries   to,  pay  prior  to  delinquency   all  taxes,   assessments  and
governmental  levies,  except as  contested  in good  faith  and by  appropriate proceedings.

                                   ARTICLE V.
                                   SUCCESSORS

          Section 5.1. When Company May Merge, Etc.

          The Company shall not consolidate  with or merge into any other person in a transaction in which we are not the surviving entity,  or convey,  transfer or lease all or substantially  all of its properties and assets to any person (a
"successor person"), unless:

          (a) the successor person (if any) is a corporation, partnership, trust or other entity organized and validly existing under the laws of the Marshall
Islands or any U.S. domestic jurisdiction and expressly assumes the Company's obligations on the Securities and under this Indenture and

          (b) immediately after giving effect to the transaction,  no Default or
Event of Default, shall have occurred and be continuing.

          The Company shall deliver to the Trustee prior to the  consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an opinion of Counsel stating that the proposed  transaction and such  supplemental indenture comply with this Indenture.

          Section 5.2. Successor Corporation Substituted.

          Upon any consolidation or merger,  or any sale,  lease,  conveyance or other  disposition of all or  substantially  all of the assets of the Company in
accordance  with  Section  5.1,  the  successor   corporation   formed  by  such
consolidation or into or with which the Company is merged or to which such sale, lease,  conveyance  or  other  disposition  is made  shall  succeed  to,  and be substituted  for, and may exercise  every right and power of, the Company  under this Indenture  with the same effect as if such successor  person has been named as the Company herein;  provided,  however,  that the predecessor company in the case of a sale,  lease,  conveyance or other  disposition  shall not be released from  the  obligation  to pay the  principal  of and  interest,  if any,  on the
Securities.

                                   ARTICLE VI
                              DEFAULTS AND REMEDIES

          Section 6.1. Events of Default.

          "Event of Default," wherever used herein with respect to securities of any Series,  means any one of the following  events,  unless in the establishing
Board  Resolution,  supplemental  indenture  or  Officers'  Certificate,  it  is provided that such Series shall not have the benefit of said Event of Default:

          (a)  default in the payment of any  interest  on any  Security of that
Series when it becomes due and payable,  and  continuance  of such default for a period of 30 days (unless the entire  amount of such payment is deposited by the
Company with the Trustee or with a Paying Agent prior to the  expiration of such period of 30 days); or

          (b) default in the payment of the  principal  of any  Security of that
Series at its Maturity; or

          (c) default in the deposit of any sinking  fund  payment,  when and as due in respect of any Security of that Series; or

          (d)  default  in the  performance  or  breach of any  covenant  of the
Company in this Indenture,  which default  continues  uncured for a period of 60 days after there has been given, by registered or certified mail, to the Company by the  Trustee or to the Company and the Trustee by the Holders of at least 25%
in  principal  amount of the  outstanding  Securities  of that  Series a written notice  specifying  such  default or breach and  requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (e) a default under any Debt of the Company  (including a default with respect to Securities  of any Series other than that Series) or any  Subsidiary, whether such Debt now exists or shall hereafter be created,  if (A) such default results  from the  failure to pay any such Debt when it becomes due and (B) such
Debt is not discharged or such  acceleration is not rescinded or annulled within
30 days  after  written  notice to the  Company by the holder or holders of such
Debt in the manner  provided for in the applicable  debt  instrument;  provided, that if the  default  with  respect  to such  Debt is  remedied  or cured by the
Company or waived by the holders of such Debt before  entry of judgment in favor of the relevant trustee,  then the Event of Default under this Indenture will be deemed likewise to have been remedied, cured or waived; or

          (f) the Company  pursuant  to or within the meaning of any  Bankruptcy
Law:

               (i) commences a voluntary case,

               (ii)  consents to the entry of an order for relief  against it in an involuntary case,

               (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property,

               (iv) makes a general assignment for the benefit of its creditors,
or

               (v)  generally is unable to pay its debts as the same become due;
or

          (g) a court of competent  jurisdiction enters an order or decree under any Bankruptcy Law that:

               (i) is for relief  against the Company or any of its  Significant
Subsidiaries in an involuntary case,

               (ii)   appoints  a  Custodian  of  the  Company  or  any  of  its
Significant Subsidiaries or for all or substantially all of its property, or

               (iii)  orders  the  liquidation  of  the  Company  or  any of its
Significant Subsidiaries,

and the order or decree remains unstayed and in effect for 60 days; or

          (h) any other Event of Default  provided with respect to Securities of that Series, which is specified in a Board Resolution,  a supplemental indenture hereto or an Officers' Certificate, in accordance with Section 2.2.18.

          No Event of Default with respect to a particular  Series of Securities
(except with respect to subsections (f) and (g) above)  necessarily  constitutes an Event of Default with respect to any other Series of Securities.

          The term  "Bankruptcy  Law" means title 11,  U.S.  Code or any similar
Federal or State law for the relief of debtors.  The term "Custodian"  means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy
Law.

          Section 6.2. Acceleration of Maturity; Rescission and Annulment.

          If an Event of Default with respect to Securities of any Series at the time outstanding  occurs and is continuing,  then in every such case the Trustee or the  Holders  of not less than 25% in  principal  amount  of the  outstanding
Securities  of  that  Series  may  declare  the  principal  amount  (or,  if any
Securities of that Series are Discount Securities, such portion of the principal amount as may be specified in the terms of such  Securities)  of and accrued and unpaid  interest,  if any, on all of the Securities of that Series to be due and payable  immediately,  by a notice in writing to the Company (and to the Trustee if given by Holders),  and upon any such  declaration  such principal amount (or specified  amount)  and  accrued  and  unpaid  interest,  if any,  shall  become immediately due and payable.

          The  Holders of not less than a majority  in  principal  amount of the outstanding  Securities of that Series,  by written  notice to the Trustee,  may rescind any  declaration of  acceleration  of such Securities of that Series and its consequences if all existing Events of Default (other than the nonpayment of principal of or interest on such  Securities  that shall have become due by such declaration) shall have been cured or waived.

          Section 6.3.  Collection of Indebtedness  and Suits for Enforcement by
Trustee.

          If an Event of Default  with respect to any  Securities  of any Series occurs and is continuing,  the Trustee may in its discretion  proceed to protect and  enforce  its  rights and the rights of the  Holders of  Securities  of such
Series by such appropriate  judicial  proceedings as the Trustee shall deem most effectual  to protect  and  enforce any such  rights,  whether for the  specific enforcement  of any  covenant or  agreement  in this  Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          Section 6.4. Trustee May File Proofs of Claim.

          In case of the pendency of any receivership,  insolvency, liquidation,
bankruptcy,  reorganization,   arrangement,  adjustment,  composition  or  other
judicial  proceeding  relative  to the  Company  or any other  obligor  upon the
Securities  or the  property  of the  Company or of such other  obligor or their creditors,  the Trustee (irrespective of whether the principal of the Securities shall  then be due  and  payable  as  therein  expressed  or by  declaration  or otherwise and  irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue  principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole  amount of  principal  and interest  owing and unpaid in respect of the  Securities  and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable  compensation,  expenses, disbursements  and advances of the  Trustee,  its agents and counsel) and of the
Holders allowed in such judicial proceeding, and

          (b) to collect  and receive  any moneys or other  property  payable or deliverable on any such claims and to distribute the same,

and any custodian,  receiver,  assignee,  trustee,  liquidator,  sequestrator or other similar official in any such judicial  proceeding is hereby  authorized by each  Holder to make such  payments  to the  Trustee  and, in the event that the
Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation,  expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

          Nothing herein  contained  shall be deemed to authorize the Trustee to authorize  or  consent to or accept or adopt on behalf of any Holder any plan of reorganization,  arrangement, adjustment or composition affecting the Securities or the  rights of any  Holder  thereof or to  authorize  the  Trustee to vote in respect of the claim of any Holder in any such proceeding.

          Section  6.5.  Trustee  May  Enforce  Claims  Without   Possession  of
Securities.

          All rights of action and claims under this Indenture or the Securities may be prosecuted  and enforced by the Trustee  without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such  proceeding  instituted by the Trustee shall be brought in its own name as trustee of an express  trust,  and any  recovery  of  judgment  shall,  after
provision   for  the   payment  of  the   reasonable   compensation,   expenses,
disbursements  and advances of the Trustee,  its agents and counsel,  be for the ratable  benefit  of the  Holders  of the  Securities  in  respect of which such judgment has been recovered.

          Section 6.6. Application of Money Collected.

          Any money  collected by the Trustee  pursuant to this Article shall be applied in the following  order,  at the date or dates fixed by the Trustee and, in case of the  distribution  of such money on account of principal or interest, upon  presentation of the Securities and the notation  thereon of the payment if only partially paid and upon surrender thereof if fully paid:

and

          First:  To the payment of all amounts  due the Trustee  under  Section
7.7;

          Second:  To the  payment  of the  amounts  then  due  and  unpaid  for principal  of and  interest  on the  Securities  in  respect of which or for the benefit of which such money has been collected,  ratably,  without preference or priority  of any  kind,  according  to the  amounts  due  and  payable  on  such
Securities for principal and interest, respectively; and

          Third: To the Company.

          Section 6.7. Limitation on Suits.

          No  Holder  of any  Security  of any  Series  shall  have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the  appointment  of a  receiver  or  trustee,  or for any  other  remedy hereunder, unless

          (a) such Holder has previously  given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that Series;

          (b) the  Holders  of not less  than  25% in  principal  amount  of the outstanding  Securities  of that Series shall have made  written  request to the
Trustee to institute  proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such  Holder or Holders  have  offered to the  Trustee  reasonable indemnity  against  the  costs,  expenses  and  liabilities  to be  incurred  in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice,  request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the  Trustee  during  such  60-day  period by the  Holders of a  majority  in principal amount of the outstanding Securities of that Series;

it being  understood and intended that no one or more of such Holders shall have any right in any manner  whatever by virtue of, or by availing of, any provision of this  Indenture to affect,  disturb or  prejudice  the rights of any other of such Holders,  or to obtain or to seek to obtain priority or preference over any other of such  Holders or to enforce any right under this  Indenture,  except in the manner  herein  provided  and for the equal and ratable  benefit of all such
Holders.

          Section 6.8.  Unconditional  Right of Holders to Receive Principal and
Interest.

          Notwithstanding  any other provision in this Indenture,  the Holder of any  Security  shall have the right,  which is absolute  and  Unconditional,  to receive  payment of the principal of and  interest,  if any, on such Security on the Stated Maturity or Stated Maturities  expressed in such Security (or, in the case of  redemption,  on the  redemption  date)  and to  institute  suit for the enforcement of any such payment,  and such rights shall not be impaired  without the consent of such Holder.

          Section 6.9. Restoration of Rights and Remedies.

          If the Trustee or any Holder has  instituted any proceeding to enforce any  right  or  remedy  under  this  Indenture  and  such  proceeding  has  been discontinued or abandoned for any reason,  or has been  determined  adversely to the  Trustee or to such  Holder,  then and in every  such  case,  subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored  severally and respectively to their former positions  hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 6.10. Rights and Remedies Cumulative.

          Except as  otherwise  provided  with  respect  to the  replacement  or payment of mutilated,  destroyed,  lost or stolen  Securities in Section 2.8, no right or remedy  herein  conferred  upon or  reserved  to the  Trustee or to the
Holders is intended  to be  exclusive  of any other  right or remedy,  and every right and remedy shall,  to the extent  permitted by law, be  cumulative  and in addition to every other right and remedy  given  hereunder  or now or  hereafter existing at law or in equity or  otherwise.  The  assertion or employment of any right or remedy  hereunder,  or  otherwise,  shall not  prevent  the  concurrent assertion or employment of any other appropriate right or remedy.

          Section 6.11. Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy  accruing upon any Event of Default shall impair any such right or remedy or  constitute a waiver of any such Event of Default or an acquiescence therein.  Every right and remedy given by this Article or by law to the  Trustee or to the  Holders may be  exercised  from time to time,  and as often as may be deemed expedient,  by the Trustee or by the Holders, as the case may be.

          Section 6.12. Control by Holders.

          The  Holders  of a majority  in  principal  amount of the  outstanding
Securities  of any Series  shall  have the right to direct the time,  method and place of conducting any proceeding for any remedy  available to the Trustee,  or exercising  any trust or power  conferred  on the  Trustee,  with respect to the
Securities of such Series, provided that

          (a) such  direction  shall not be in conflict  with any rule of law or with this Indenture,

          (b) the Trustee may take any other  action  deemed  proper b)o Trustee which is not inconsistent with such direction, and

          (c) subject to the  provisions  of Section 6.1, the Trustee shall have the right to decline to follow any such  direction  if the Trustee in good faith shall, by a Responsible Officer of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability.

          Section 6.13. Waiver of Past Defaults.

          The  Holders of not less than a majority  in  principal  amount of the outstanding  Securities  of any Series  may on behalf of the  Holders of all the
Securities of such Series waive any past Default  hereunder with respect to such
Series and its consequences, except a Default in the payment of the principal of or interest on any Security of such Series (provided,  however, that the Holders of a majority in principal  amount of the  outstanding  Securities of any Series may rescind an acceleration and its consequences,  including any related payment default  that  resulted  from such  acceleration).  Upon any such  waiver,  such
Default shall cease to exist,  and any Event of Default arising  therefrom shall be deemed to have been cured,  for every purpose of this Indenture;  but no such waiver  shall  extend to any  subsequent  or other  Default  or impair any right consequent thereon.

          Section 6.14. Undertaking for Costs.

          All parties to this Indenture  agree,  and each Holder of any Security by his acceptance thereof shall be deemed to have agreed,  that any court may in its discretion  require,  in any suit for the enforcement of any right or remedy under this  Indenture,  or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee,  the filing by any party  litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs,  including  reasonable  attorneys' fees, against  any party  litigant  in such suit,  having due regard to the merits and good  faith of the  claims or  defenses  made by such  party  litigant;  but the provisions  of this  Section  shall  not  apply  to any suit  instituted  by the
Company,  to any suit  instituted by the Trustee,  to any suit instituted by any
Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the outstanding Securities of any Series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security on or after the Stated Maturity or Stated  Maturities  expressed in such Security (or, in the case of redemption, on the redemption date).

                                  ARTICLE VII.
                                     TRUSTEE

          Section 7.1. Duties of Trustee.

          (a) If an Event of Default has occurred and is continuing, the Trustee shall  exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their  exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b) Except during the continuance of an Event of Default:

               (i)  The  Trustee   need  perform  only  those  duties  that  are
specifically set forth in this Indenture and no others.

               (ii) in the  absence of bad faith on its part,  the  Trustee  may conclusively  rely, as to the truth of the statements and the correctness of the opinions expressed therein,  upon officers'  Certificates or Opinions of Counsel furnished to the Trustee and conforming to the  requirements  of this Indenture;
however,  in the case of any such officers'  Certificates or opinions of Counsel which by any provisions hereof are specifically  required to be furnished to the
Trustee,  the Trustee shall examine such officers'  Certificates and opinions of
Counsel to  determine  whether or not they conform to the  requirements  of this
Indenture.

          (c) The Trustee may not be relieved from liability for its own its own willful negligent action, its own negligent failure to act or misconduct, except that:

               (i) This paragraph does not limit the effect of paragraph (b) of

               (ii) The  Trustee  shall not be liable for any error of  judgment made in good  faith by a  Responsible  officer,  unless  it is  proved  that the
Trustee was negligent in ascertaining the pertinent facts.

               (iii) The Trustee  shall not be liable with respect to any action taken,  suffered or omitted to be taken by it with respect to  Securities of any
Series in good  faith in  accordance  with the  direction  of the  Holders  of a majority  in  principal  amount of the  outstanding  Securities  of such  Series relating to the time,  method and place of  conducting  any  proceeding  for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such Series.

          (d) Every  provision of this  Indenture that in any way relates to the
Trustee is subject to paragraph (a), (b) and (c) of this Section.

          (e) The Trustee  may refuse to perform any duty or exercise  any right or power  unless it  receives  indemnity  satisfactory  to it against  any loss, liability or expense.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the  Trustee  need not be  segregated  from other  funds  except to the extent required by law.

          (g) No provision of this  Indenture  shall require the Trustee to risk its own funds or otherwise  incur any financial  liability in the performance of any of its  duties,  or in the  exercise  of any of its rights or powers,  if it shall have  reasonable  grounds for  believing  that  repayment of such funds or adequate indemnity against such risk is not reasonably assured to it.

          (h) The Paying Agent, the Registrar and any authenticating agent shall be entitled to the protections, immunities and standard of care as are set forth in paragraphs (a), (b) and (c) of this Section with respect to the Trustee.

          Section 7.2. Rights of Trustee.

          (a) The  Trustee  may rely on and  shall be  protected  in  acting  or refraining  from acting as a result of its  reasonable  belief that any document was genuine and had been signed or presented by the proper  person.  The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an
Officers'  Certificate or an Opinion of Counsel. The Trustee shall not be liable for any  action  it takes or omits  to take in good  faith in  reliance  on such
Officers' Certificate or opinion of Counsel.

          (c) The Trustee may act  through  agents and shall not be  responsible for the misconduct or negligence of any agent appointed with due care;  provided that  such  agent  agree  as a  condition  to its  engagement  that it  shall be responsible to the Company for its own  misconduct or negligence.  No Depository shall be deemed an agent of the Trustee and the Trustee shall not be responsible for any act or omission by any Depository.

          (d) The  Trustee  shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

          (e) The  Trustee  may  consult  with  counsel  and the  advice of such counsel or any opinion of Counsel shall be full and complete  authorization  and protection in respect of any action  taken,  suffered or omitted by it hereunder in good faith and in reliance thereon.

          (f) The Trustee  shall be under no  obligation  to exercise any of the rights or powers  vested in it by this  Indenture at the request or direction of any of the Holders of  Securities  unless such Holders shall have offered to the
Trustee  reasonable  security  or  indemnity  against  the costs,  expenses  and liabilities  which might be incurred by it in  compliance  with such  request or direction.

          Section 7.3. Individual Rights of Trustee.

          The Trustee in its  individual  or any other  capacity  may become the owner or pledgee of  securities  and may  otherwise  deal with the Company or an
Affiliate  with the same rights it would have if it were not Trustee.  Any Agent may do the same with like rights.  The Trustee is also subject to Sections  7.10 and 7.11.

          Section 7.4. Trustee's Disclaimer.

          The Trustee makes no  representation as to the validity or adequacy of this Indenture or the Securities,  it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its authentication.

          Section 7.5. Notice of Defaults.

          If a Default or Event of Default occurs and is continuing with respect to the  Securities of any Series and if it is known to a Responsible  Officer of the Trustee,  the Trustee shall mail to each Securityholder of the Securities of that  Series  and,  if any Bearer  Securities  are  outstanding,  publish on one occasion  in an  Authorized  Newspaper,  notice of a Default or Event of Default within 90 days after it occurs or, if later, after a Responsible  Officer of the
Trustee has knowledge of such Default or Event of Default. Except in the case of a Default or Event of Default in payment  of  principal  of or  interest  on any
Security of any Series,  the Trustee may  withhold  the notice if and so long as its corporate trust committee or a committee of its Responsible Officers in good
faith   determines   that   withholding  the  notice  is  in  the  interests  of
Securityholders of that Series.

          Section 7.6. Reports by Trustee to Holders.

          Within 60 days after May 15 in each year,  the Trustee shall  transmit by mail to all  Securityholders,  as their  names  and  addresses  appear on the register kept by the Registrar and, if any Bearer  Securities  are  outstanding, publish in an Authorized  Newspaper,  a brief report dated as of such May 15, in accordance with, and to the extent required under, TIA Section 313.

          A copy of each report at the time of its mailing to Securityholders of any  Series  shall be filed with the SEC and each  stock  exchange  on which the
Securities  of that Series are listed.  The Company  shall  promptly  notify the
Trustee when Securities of any Series are listed on any stock exchange.

          Section 7.7. Compensation and Indemnity.

          The  Company  shall pay to the  Trustee  from time to time  reasonable compensation for its services.  The Trustee's  compensation shall not be limited by any law on compensation  of a trustee of an express trust.  The Company shall reimburse  the Trustee upon request for all  reasonable  out-of-pocket  expenses incurred by it. Such expenses  shall  include the  reasonable  compensation  and expenses of the Trustee's agents and counsel.

          The  Company  shall  indemnify  the  Trustee  (including  the  cost of defending  itself) against any loss,  liability or expense incurred by it except as set forth in the next  paragraph in the  performance of its duties under this
Indenture as Trustee or Agent.  The Trustee shall notify the Company promptly of any claim for which it may seek  indemnity.  The Company  shall defend the claim and the Trustee  shall  cooperate in the defense.  The Trustee may have separate counsel  and the  Company  shall pay the  reasonable  fees and  expenses of such counsel.  The Company need not pay for any settlement  made without its consent, which consent shall not be unreasonably  withheld.  This  indemnification  shall apply to officers, directors, employees, shareholders and agents of the Trustee.

          The Company need not  reimburse  any expense or indemnify  against any loss liability  incurred by the Trustee or by any officer,  director,  employee, shareholder or agent of the Trustee through negligence or bad faith.

          To secure the  Company's  payment  obligations  in this  Section,  the
Trustee shall have a lien prior to the  Securities of any Series on all money or property  held or  collected  by the  Trustee,  except that held in trust to pay principal and interest on particular Securities of that Series.

          When the Trustee incurs expenses or renders services after an Event of
Default  specified  in  Section  6.1(f)  or (g)  occurs,  the  expenses  and the
compensation   for  the  services  are  intended  to   constitute   expenses  of
administration under any Bankruptcy Law.

          Section 7.8. Replacement of Trustee.

          A resignation or removal of the Trustee and appointment of a successor
Trustee shall become effective only upon the successor  Trustee's  acceptance of appointment as provided in this Section.

          The Trustee may resign with respect to the  Securities  of one or more
Series by so  notifying  the  Company.  The Holders of a majority  in  principal amount of the  Securities  of any Series may remove the Trustee  with respect to that Series by so notifying the Trustee and the Company.  The Company may remove the Trustee with respect to Securities of one or more Series if:

          (a) the Trustee fails to comply with Section 7.10;

          (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

          (c) a Custodian or public  officer  takes charge of the Trustee or its property; or

          (d) the Trustee becomes incapable of acting.

          If the  Trustee  resigns or is  removed or if a vacancy  exists in the office of Trustee for any reason, the Company shall promptly appoint a successor
Trustee.  Within one year after the successor Trustee takes office,  the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          If a successor  Trustee with respect to the  Securities  of any one or more  Series  does not take  office  within 60 days after the  retiring  Trustee resigns or is removed,  the retiring  Trustee,  the Company or the Holders of at least 10% in principal  amount of the  Securities of the  applicable  Series may petition any court of competent  jurisdiction for the appointment of a successor
Trustee.

          If the  Trustee  with  respect  to the  Securities  of any one or more
Series fails to comply with Section 7.10, any  Securityholder  of the applicable
Series may petition any court of competent  jurisdiction  for the removal of the
Trustee and the appointment of a successor Trustee.

          A  successor  Trustee  shall  deliver  a  written  acceptance  of  its appointment to the retiring Trustee and to the Company.  Immediately after that, the retiring  Trustee  shall  transfer all property held by it as Trustee to the successor  Trustee  subject  to the  lien  provided  for  in  Section  7.7,  the resignation or removal of the retiring Trustee shall become  effective,  and the successor  Trustee  shall have all the rights,  powers and duties of the Trustee with  respect  to each  Series of  Securities  for which it is acting as Trustee under this Indenture.  A successor Trustee shall mail a notice of its succession to each  Securityholder  of each such Series and, if any Bearer  Securities  are outstanding,  publish  such notice on one occasion in an  Authorized  Newspaper.
Notwithstanding  replacement  of the Trustee  pursuant to this  Section 7.8, the
Company's obligations under Section 7.7 hereof shall continue for the benefit of the retiring  trustee with  respect to expenses and  liabilities  incurred by it prior to such replacement.

          Section 7.9. Successor Trustee by Merger, etc.

          If  the  Trustee  consolidates  with,  merges  or  converts  into,  or transfers all or  substantially  all of its corporate trust business to, another corporation,  the  successor  corporation  without  any further act shall be the successor Trustee.

          Section 7.10. Eligibility; Disqualification.

          This  Indenture   shall  always  have  a  Trustee  who  satisfies  the
requirements  of TIA Section  310(a)(1),  (2) and (5). The Trustee  shall always have a combined capital and surplus of at least  $25,000,000 as set forth in its most recent published annual report of condition.  The Trustee shall comply with
TIA Section 310(b).

          Section 7.11. Preferential Collection of Claims Against Company.

          The Trustee is subject to TIA Section  311(a),  excluding any creditor relationship  listed in TIA Section  311(b).  A Trustee who has resigned or been removed shall be subject to TTA Section 311(a) to the extent indicated.

                                  ARTICLE VIII.
                     SATISFACTION AND DISCHARGE; DEFEASANCE

          Section 8.1. Satisfaction and Discharge of Indenture.

          This Indenture  shall upon Company Order cease to be of further effect
(except as hereinafter  provided in this Section 8.1),  and the Trustee,  at the
expense  of  the  Company,   shall  execute  proper  instruments   acknowledging
satisfaction and discharge of this Indenture, when

          (a) either

               (i) all Securities theretofore authenticated and delivered (other than  Securities  that have been  destroyed,  lost or stolen  and that have been replaced or paid) have been delivered to the Trustee for cancellation; or

               (ii) all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable, or

                    (1) have become due and payable, or

                    (2) will  become due and  payable at their  Stated  Maturity within one year, or

                    (3) are to be called  for  redemption  within one year under arrangements  satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

                    (4) are deemed paid and discharged  pursuant to section 8.3, as applicable;

and the Company,  in the case of (1), (2) or (3) above,  has deposited or caused to be  deposited  with the Trustee as trust funds in trust an amount  sufficient for the  purpose  of paying and  discharging  the  entire  indebtedness  on such
Securities  not  theretofore  delivered  to the  Trustee for  cancellation,  for principal  and interest to the date of such  deposit (in the case of  Securities which have become due and payable on or prior to the date of such deposit) or to the Stated Maturity or redemption date, as the case may be;

          (b) the Company  has paid or caused to be paid all other sums  payable hereunder by the Company; and

          (c) the Company has delivered to the Trustee an Officers'  Certificate and an opinion of Counsel,  each stating that all  conditions  precedent  herein provided for relating to the  satisfaction  and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture,  the obligations of the Company to the Trustee under Section 7.7, and, if money shall have been deposited with the Trustee pursuant to clause (a) of this Section, the provisions of Sections 2.4, 2.7, 2.8, 8.1 8.2 and 8.5 shall survive.

          Section 8.2. Application of Trust Funds; Indemnification.

          (a) Subject to the provisions of Section 8.5, all money deposited with the Trustee pursuant to Section 8.1, all money and U.S.  Government  Obligations or Foreign Government Obligations deposited with the Trustee pursuant to Section
8.3 or 8.4 and all money  received by the Trustee in respect of U.S.  Government
Obligations  or  Foreign  Government  Obligations  deposited  with  the  Trustee pursuant  to Section  8.3 or 8.4,  shall be held in trust and  applied by it, in accordance  with the  provisions of the Securities  and this  Indenture,  to the payment,  either  directly or through any Paying  Agent  (including  the Company acting as its own Paying  Agent) as the  Trustee may  determine,  to the persons entitled thereto, of the principal and interest for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Sections 8.3 or 8.4.

          (b) The Company shall pay and shall  indemnify the Trustee against any tax,  fee or  other  charge  imposed  on or  assessed  against  U.S.  Government obligations or Foreign Government Obligations deposited pursuant to Sections 8.3 or 8.4 or the interest  and  principal  received in respect of such  obligations other than any payable by or on behalf of Holders.

          (c) The Trustee  shall deliver or pay to the Company from time to time upon  Company  Request any U.S.  Government  obligations  or Foreign  Government obligations or money held by it as provided in Sections 8.3 or 8.4 which, in the opinion  of  a  nationally  recognized  firm  of  independent  certified  public accountants  expressed  in a  written  certification  thereof  delivered  to the
Trustee,  are then in excess of the  amount  thereof  which then would have been required  to be  deposited  for the  purpose  for  which  such  U.S.  Government
Obligations  or  Foreign  Government  Obligations  or money  were  deposited  or received. This provision shall not authorize the sale by the Trustee of any U.S.
Government  Obligations  or  Foreign  Government  Obligations  held  under  this
Indenture.

          Section 8.3. Legal Defeasance of Securities of any Series.

          Unless this  Section 8.3 is otherwise  specified,  pursuant to Section
2.2-20,  to be  inapplicable  to Securities of any Series,  the Company shall be deemed  to  have  paid  and  discharged  the  entire  indebtedness  on  all  the outstanding  Securities  of such  Series  on the 91st day  after the date of the deposit  referred to in  subparagraph  (d) hereof,  and the  provisions  of this
Indenture, as it relates to such outstanding Securities of such Series, shall no longer be in effect (and the Trustee,  at the expense of the company,  shall, at
Company Request,  execute proper instruments  acknowledging the same), except as to:

          (a) the rights of Holders of  Securities  of such  Series to  receive, from the trust funds  described in subparagraph  (d) hereof,  (i) payment of the principal  of  and  each  installment  of  principal  of  and  interest  on  the outstanding  Securities of such Series on the Stated  Maturity of such principal or  installment  of principal or interest and (ii) the benefit of any  mandatory sinking fund payments  applicable to the Securities of such Series on the day on which such  payments  are due and payable in  accordance  with the terms of this
Indenture and the Securities of such Series;

          (b) the provisions of Sections 2.4, 2.7, 2.8, 8.2, 8.3 and 8.5; and

          (c) the rights, powers, trust and immunities of the Trustee hereunder;

provided that, the following conditions shall have been satisfied:

          (d) the  Company  shall  have  deposited  or  caused  to be  deposited irrevocably  with the  Trustee as trust funds in trust for the purpose of making the  following  payments,  specifically  pledged as security  for and  dedicated solely  to the  benefit  of the  Holders  of such  Securities  W in the  case of
Securities of such Series denominated in Dollars, cash in Dollars (or such other money or currencies as shall then be legal tender in the United  States)  and/or
U.S.  Government  Obligations,  or (ii) in the case of Securities of such Series denominated  in a Foreign  Currency  (other  than a composite  currency),  money and/or Foreign Government obligations, which through the payment of interest and principal in respect thereof,  in accordance with their terms, will provide (and without  reinvestment  and  assuming  no tax  liability  will be imposed on such
Trustee), not later than one day before the due date of any payment of money, an amount in cash,  sufficient,  in the opinion of a nationally  recognized firm of independent  public  accountants  expressed in a written  certification  thereof delivered to the Trustee,  to pay and discharge  each  installment  of principal
(including  mandatory  sinking fund or analogous  payments) of and interest,  if any,  on all the  Securities  of such Series on the dates such  installments  of interest or principal are due;

          (e) such  deposit  will not  result  in a breach or  violation  of, or constitute a default under,  this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (f) no Default or Event of Default with respect to the  Securities  of such Series shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date;

          (g) the  Company  shall have  delivered  to the  Trustee an  officers'
Certificate  and an opinion of Counsel to the effect  that (i) the  Company  has received  from, or there has been published by, the Internal  Revenue  Service a ruling, or (ii) since the date of execution of this Indenture,  there has been a change in the  applicable  Federal  income tax law, in either case to the effect that,  and based thereon such opinion of Counsel shall confirm that, the Holders of the  Securities  of such Series will not recognize  income,  gain or loss for
Federal  income  tax  purposes  as a  result  of such  deposit,  defeasance  and discharge  and will be subject to Federal  income tax on the same  amount and in the same  manner  and at the same  times  as  would  have  been the case if such deposit, defeasance and discharge had not occurred;

          (h) the  Company  shall have  delivered  to the  Trustee an  Officers'
Certificate stating that the deposit was not made by the Company with the intent of  preferring  the  Holders of the  Securities  of such  Series  over any other creditors of the company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company;

          (i) such  deposit  shall not  result in the  trust  arising  from such deposit constituting an investment company (as defined in the Investment Company
Act of 1940,  as amended),  or such trust shall be  qualified  under such Act or exempt from regulation thereunder; and

          (j) the  Company  shall have  delivered  to the  Trustee an  officers'
Certificate  and an  opinion  of  Counsel,  each  stating  that  all  conditions precedent  provided for relating to the defeasance  contemplated by this Section have been complied with.

          Section 8.4. Covenant Defeasance.

          Unless this  Section 8.4 is  otherwise  specified  pursuant to Section
2.2.20 to be inapplicable to Securities of any Series, on and after the 91st day after the date of the  deposit  referred  to in  subparagraph  (a)  hereof,  the
Company may omit to comply with any term, provision or condition set forth under
Sections 4.2, 4.3,  4.4, 4.5, 4.6, and 5.1 as well as any  additional  covenants contained  in a  supplemental  indenture  hereto  for  a  particular  Series  of
Securities or a Board Resolution or an Officers'  Certificate delivered pursuant to Section 2.2.20 (and the failure to comply with any such  covenants  shall not constitute a Default or Event of Default under  Section 6.1) and the  occurrence of any event  described  in clause (e) of  Section  6.1 shall not  constitute  a
Default or Event of Default  hereunder,  with respect to the  Securities of such
Series, provided that the following conditions shall have been satisfied:

          (a) With  reference to this Section 8.4, the Company has  deposited or caused to be irrevocably  deposited  (except as provided in Section 8.2(c)) with the Trustee as trust funds in trust,  specifically  pledged as security for, and dedicated  solely to, the benefit of the Holders of such  Securities  (i) in the case of Securities of such Series  denominated  in Dollars,  cash in Dollars (or such  other  money or  currencies  as shall  then be legal  tender in the United
States) and/or U.S. Government obligations, or (ii) in the case of Securities of such Series denominated in a Foreign Currency (other than a composite currency), money  and/or  Foreign  Government  obligations,  which  through  the payment of interest and principal in respect thereof,  in accordance with their terms, will provide (and without  reinvestment and assuming no tax liability will be imposed on such  Trustee),  not later than one day before the due date of any payment of money, an amount in cash, sufficient,  in the opinion of a nationally recognized firm  of  independent  certified  public  accountants  expressed  in  a  written certification  thereof delivered to the Trustee,  to pay principal and interest, if any, on and any mandatory  sinking fund in respect of the  Securities of such
Series on the dates such installments of interest or principal are due;

          (b) Such  deposit  will not  result  in a breach or  violation  of, or constitute a default under,  this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (c) No Default or Event of Default with respect to the  Securities  of such Series shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date;

          (d) the  company  shall have  delivered  to the  Trustee an opinion of
Counsel  confirming  that  Holders of the  Securities  of such  Series  will not recognize  income,  gain or loss for federal  income tax purposes as a result of such  deposit and  defeasance  and will be subject to federal  income tax on the same  amounts,  in the same  manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

          (e) the  Company  shall have  delivered  to the  Trustee an  officers'
Certificate  stating the deposit was not made by the Company  with the intent of preferring the Holders of the Securities of such Series over any other creditors of the  Company  or  with  the  intent  of  defeating,  hindering,  delaying  or defrauding any other creditors of the Company; and

          (f) The  Company  shall have  delivered  to the  Trustee an  officers'
Certificate  and an  opinion  of  Counsel,  each  stating  that  all  conditions precedent  herein  provided for relating to the defeasance  contemplated by this
Section have been complied with.

          Section 8.5. Repayment to Company.

          The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal  and  interest  that remains unclaimed for two years. After that,  Securityholders entitled to the money must look to the  Company  for  payment as  general  creditors  unless an  applicable abandoned property law designates another person.

                                   ARTICLE IX.
                             AMENDMENTS AND WAIVERS

          Section 9.1. Without Consent of Holders.

          The Company and the Trustee may amend or supplement  this Indenture or the Securities of one or more Series without the consent of any Securityholder:

          (a) to cure any ambiguity, defect or inconsistency;

          (b) to comply with Article V;

          (c) to provide  for  uncertificated  Securities  in  addition to or in place of certificated Securities;

          (d) to make any change  that does not  adversely  affect the rights of any Securityholder;

          (e) to provide for the  issuance of and  establish  the form and terms and conditions of Securities of any Series as permitted by this Indenture;

          (f)  to  evidence  and  provide  for  the  acceptance  of  appointment hereunder by a successor  Trustee with respect to the  Securities of one or more
Series and to add to or change any of the  provisions of this Indenture as shall be  necessary  to provide for or  facilitate  the  administration  of the trusts hereunder by more than one Trustee; or

          (g) to  comply  with  requirements  of the SEC in order to  effect  or maintain the qualification of this Indenture under the TIA.

          Section 9.2. With Consent of Holders.

          The Company and the  Trustee may enter into a  supplemental  indenture with the  written  consent of the  Holders of at least a majority  in  principal amount of the outstanding Securities of all Series affected by such supplemental
indenture,   taken  together  as  one  class  (including  consents  obtained  in connection  with a tender  offer or exchange  offer for the  Securities  of such
Series),  for the purpose of adding any  provisions to or changing in any manner or eliminating  any of the  provisions of this Indenture or of any  supplemental indenture  or of modifying  in any manner the rights of the  Securityholders  of each such Series.  Except as provided in Section 6.13, the Holders of at least a majority  in  principal  amount  of the  outstanding  Securities  of all  Series affected by such waiver by notice to the  Trustee,  taken  together as one class
(including consents obtained in connection with a tender offer or exchange offer for the Securities of such Series) may waive  compliance by the Company with any provision of this Indenture or the Securities with respect to such Series.

          It shall not be necessary for the consent of the Holders of Securities under  this  Section  9.2  to  approve  the  particular  form  of  any  proposed supplemental  indenture or waiver,  but it shall be  sufficient  if such consent approves the substance thereof.  After a supplemental  indenture or waiver under this  section  becomes  effective,  the  Company  shall  mail to the  Holders of
Securities  affected thereby and, if any Bearer Securities  affected thereby are outstanding,  publish  on one  occasion  in an  Authorized  Newspaper,  a notice briefly  describing  the  supplemental  indenture or waiver.  Any failure by the
Company to mail or  publish  such  notice,  or any  defect  therein,  shall not, however,  in any way  impair or affect  the  validity  of any such  supplemental indenture or waiver.

          Section 9.3. Limitations.

          Without the consent of each Securityholder  affected,  an amendment or waiver may not:

          (a) change the amount of  Securities  whose Holders must consent to an amendment, supplement or waiver;

          (b)  reduce  the rate of or change the  interest  payment  time on any
Security or alter the redemption provisions with respect thereto (other than the provisions  relating to Sections 4.10 and 4.17, other than any alteration to any such Section which would not materially adversely affect the legal rights of any
Holder  under this  Indenture)  or the price at which the Company is required to offer to purchase the Securities;

          (c) reduce the principal or change the Stated Maturity of any Security or reduce the  amount of, or  postpone  the date fixed for,  the  payment of any sinking fund or analogous obligation;

          (d) reduce the principal  amount of Discount  Securities  payable upon acceleration of the maturity thereof;

          (e)  waive a  Default  or  Event  of  Default  in the  payment  of the principal  of or  interest,  if any, on any  Security  (except a  rescission  of acceleration  of the  Securities  of any  Series  by the  Holders  of at least a majority in principal amount of the outstanding  Securities of such Series and a waiver of the payment default that resulted from such acceleration);

          (f) make the principal of or interest, if any, on any Security payable in any currency other than that stated in the Security;

          (g) make any change in Sections 6.8, 6.13, 9.3 (this sentence),  10.15 or 10.16; or

          (h) waive a redemption  payment with respect to any Security or change any of the provisions with respect to the redemption of any Securities.

          Section 9.4. Compliance with Trust Indenture Act.

          Every  amendment to this  Indenture or the  Securities  of one or more
Series shall be set forth in a supplemental  indenture hereto that complies with the TIA as then in effect.

          Section 9.5. Revocation and Effect of Consents.

          Until an amendment or waiver becomes  effective,  a consent to it by a
Holder of a Security is a continuing  consent by the Holder and every subsequent
Holder of a Security or portion of a Security  that  evidences  the same debt as the consenting Holder's Security, even if notation of the consent is not made on any  Security.  However,  any such  Holder or  subsequent  Holder may revoke the consent as to his Security or portion of a Security if the Trustee  receives the notice of revocation before the date the amendment or waiver becomes effective.

          Any amendment or waiver once effective shall bind every Securityholder of each Series  affected by such  amendment  or waiver  unless it is of the type described  in any of clauses (a) through (g) of Section  9.3. in that case,  the amendment or waiver shall bind each Holder of a Security who has consented to it and  every  subsequent  Holder of a  Security  or  portion  of a  Security  that evidences the same debt as the consenting Holder's Security.

          Section 9.6. Notation on or Exchange of Securities.

          The Trustee may place an  appropriate  notation  about an amendment or waiver on any Security of any Series  thereafter  authenticated.  The Company in exchange  for  Securities  of  that  Series  may  issue  and the  Trustee  shall authenticate  upon  request  new  Securities  of that  Series  that  reflect the amendment or waiver.

          Section 9.7. Trustee Protected.

          In  executing,  or accepting  the  additional  trusts  created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture,  the Trustee shall be entitled to receive, and  (subject  to Section  7.1) shall be fully  protected  in relying  upon,  an
Opinion of Counsel stating that the execution of such supplemental  indenture is
authorized  or  permitted  by  this  Indenture.   The  Trustee  shall  sign  all
supplemental indentures,  except that the Trustee need not sign any supplemental indenture that adversely affects its rights.

                                   ARTICLE X.
                                  MISCELLANEOUS

          Section 10.1. Trust Indenture Act Controls.

          If any provision of this  Indenture  limits,  qualifies,  or conflicts with  another  provision  which is  required  or deemed to be  included  in this
Indenture by the TIA, such required or deemed provision shall control.

          Section 10.2. Notices.

          Any notice or communication by the Company or the Trustee to the other is duly given if in writing  and  delivered  in person or mailed by  first-class mail:

if to the Company:

Eagle Bulk Shipping Inc.
477 Madison Avenue
New York, NY  10022

if to the Trustee:

[Name of Trustee]
[Address]

---------------------

---------------------

Attention:
            --------------

          The  Company  or the  Trustee  by notice  to the  other may  designate additional or different addresses for subsequent notices or communications.

          Any notice or  communication  to a  Securityholder  shall be mailed by first-class mail to his address shown on the register kept by the Registrar and, if any Bearer Securities are outstanding,  published in an Authorized Newspaper.
Failure to mail a notice or communication  to a Securityholder  of any Series or any  defect  in it shall  not  affect  its  sufficiency  with  respect  to other
Securityholders of that or any other Series.

          If a notice or  communication  is mailed or  published  in the  manner provided above, within the time prescribed, it is duly given, whether or not the
Securityholder receives it.

          If the company mails a notice or communication to Securityholders,  it mail a copy to the Trustee and each Agent at the same time.

          Section 10.3. Communication by Holders with Other Holders.

          Securityholders of any Series may communicate  pursuant to TIA Section
312(b)  with  other  Securityholders  of that  Series or any other  Series  with respect to their rights under this Indenture or the Securities of that Series or all Series. The Company,  the Trustee,  the Registrar and anyone else shall have the protection of TIA Section 312(c).

          Section 10.4. Certificate and opinion as to Conditions Precedent.

          Upon any request or  application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (a) an  Officers'  Certificate  stating  that,  in the  opinion of the signers,  all  conditions  precedent,  if any,  provided  for in this  Indenture relating to the proposed action have been complied with; and

          (b) an opinion of Counsel stating that, in the opinion of counsel, all such conditions precedent have been complied with.

          Section 10.5. Statements Required in Certificate or opinion.

          Each  certificate  or  opinion  with  respect  to  compliance  with  a condition or covenant  provided for in this Indenture  (other than a certificate provided pursuant to TIA Section  314(a)(4)) shall comply with the provisions of
TIA Section 314(e) and shall include:

          (a) a statement that the person making such certificate or opinion has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or
investigation   upon  which  the  statements  or  opinions   contained  in  such
certificate or opinion are based;

          (c) a statement that, in the opinion of such person,  he has made such examination  or  investigation  as is  necessary  to enable  him to  express  an informed  opinion as to  whether  or not such  covenant  or  condition  has been complied with; and

          (d) a statement  as to whether or not, in the opinion of such  person, such condition or covenant has been complied with.

          Section 10.6. Rules by Trustee and Agents.

          The  Trustee may make  reasonable  rules for action by or a meeting of
Securityholders  of one or more Series.  Any Agent may make reasonable rules and set reasonable requirements for its functions.

          Section 10.7. Legal Holidays.

          Unless otherwise provided by Board Resolution,  officers'  Certificate or supplemental  indenture for a particular Series, a "Legal Holiday" is any day that is not a Business  Day. If a payment date is a Legal  Holiday at a place of payment,  payment may be made at that place on the next  succeeding  day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

          Section 10.8. No Recourse Against Others.

          A director,  officer, employee or stockholder, as such, of the Company shall  not have any  liability  for any  obligations  of the  Company  under the
Securities  or the  Indenture  or for any claim  based on, in  respect  of or by reason of such obligations or their creation. Each Securityholder by accepting a
Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

          Section 10.9. Counterparts.

          This  Indenture may be executed in any number of  counterparts  and by the  parties  hereto in  separate  counterparts,  each of which when so executed shall  be  deemed  to be an  original  and all of  which  taken  together  shall constitute one and the same agreement.

          Section 10.10. Governing Laws.

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY THE LAWS OF THE
STATE OF NEW YORK  EXCLUDING (TO THE GREATEST  EXTENT  POSSIBLE) ANY RULE OF LAW
THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION  OTHER THAN THE
STATE OF NEW YORK.

          Section 10.11. No Adverse Interpretation of Other Agreements.

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary.  Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

          Section 10.12. Successors.

          All  agreements of the Company in this  Indenture  and the  Securities shall bind its successor.  All agreements of the Trustee in this Indenture shall bind its successor.

          Section 10.13. Severability.

          In case any provision in this Indenture or in the Securities  shall be invalid, illegal or unenforceable,  the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 10.14. Table of Contents, Headings, Etc.

          The Table of  Contents,  Cross  Reference  Table,  and headings of the
Articles and Sections of this  Indenture  have been inserted for  convenience of reference  only,  are not to be  considered a part  hereof,  and shall in no way modify or restrict any of the terms or provisions hereof.

          Section 10.15. Securities in a Foreign Currency or in ECU.

          Unless  otherwise  specified  in a Board  Resolution,  a  supplemental indenture hereto or an Officers'  Certificate  delivered pursuant to Section 2.2 of this  Indenture with respect to a particular  Series of Securities,  whenever for  purposes  of this  Indenture  any action  may be taken by the  Holders of a specified  percentage in aggregate  principal amount of Securities of all Series or all Series affected by a particular  action at the time  outstanding  and, at such time, there are outstanding  Securities of any Series which are denominated in a coin or currency other than Dollars  (including  ECUs),  then the principal amount of Securities of such Series which shall be deemed to be outstanding  for the purpose of taking such action  shall be that amount of Dollars that could be obtained for such amount at the Market  Exchange Rate at such time. For purposes of this Section 10.15,  "Market Exchange Rate" shall mean the noon Dollar buying rate in New York City for cable  transfers of that  currency as published by the
Federal Reserve Bank of New York; provided, however, in the case of ECUs, Market
Exchange Rate shall mean the rate of exchange  determined  by the  Commission of the  European  Union (or any  successor  thereto) as  published  in the Official
Journal of the European union (such  publication  or any successor  publication, the  "Journal").  If such Market  Exchange  Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New
York or, in the case of ECUs,  the rate of exchange as published in the Journal, as of the most recent  available  date, or  quotations  or, in the case of ECUs, rates of exchange from one or more major banks in The City of New York or in the country  of  issue of the  currency  in  question  or,  in the case of ECUs,  in
Luxembourg or such other  quotations or, in the case of ECUs,  rates of exchange as the Trustee, upon consultation with the Company, shall deem appropriate.  The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a Series  denominated  in currency other than
Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture.

          All decisions and  determinations  of the Trustee regarding the Market
Exchange  Rate or any  alternative  determination  provided for in the preceding paragraph  shall be in its sole discretion and shall, in the absence of manifest error,  be  conclusive  to the  extent  permitted  by law for all  purposes  and irrevocably binding upon the Company and all Holders.

          Section 10.16. Judgment Currency.

          The Company  agrees,  to the fullest extent that it may effectively do so under  applicable  law, that (a) if for the purpose of obtaining  judgment in any court it is necessary to convert the sum due in respect of the  principal of or  interest or other  amount on the  Securities  of any Series  (the  "Required
Currency")  into a currency in which a judgment will be rendered (the  "Judgment
Currency"),  the rate of exchange  used shall be the rate at which in accordance with normal  banking  procedures  the Trustee could  purchase in The City of New
York the Required  Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then,  the rate of exchange used shall be the rate at which in  accordance  with normal banking procedures the Trustee could purchase in The City of New York the
Required  Currency  with  the  Judgment  Currency  on the New York  Banking  Day preceding  the day on which final  unappealable  judgment is entered and (b) its obligations  under this Indenture to make payments in the Required  Currency (i)
shall not be discharged or satisfied by any tender, any recovery pursuant to any judgment  (whether or not entered in  accordance  with  subsection  (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required  Currency  expressed to be payable in respect of such  payments,
(ii) shall be enforceable  as an  alternative or additional  cause of action for the purpose of recovering in the Required  Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so  expressed to be payable,  and (iii) shall not be affected by judgment  being obtained  for any  other sum due  under  this  Indenture.  For  purposes  of the foregoing,  "New York Banking Day" means any day except a Saturday,  Sunday or a legal  holiday  in The  City  of New  York on  which  banking  institutions  are authorized or required by law, regulation or executive order to close.

                                   ARTICLE XI.
                                  SINKING FUNDS

          Section 11.1. Applicability of Article.

          The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities of a Series,  except as otherwise permitted or  required by any form of  Security  of such  Series  issued  pursuant to this
Indenture.

          The minimum  amount of any sinking  fund  payment  provided for by the terms of the  Securities  of any Series is herein  referred  to as a  "mandatory sinking  fund  payment"  and any  other  amount  provided  for by the  terms  of
Securities  of such Series is herein  referred to as an  "optional  sinking fund payment." If provided  for by the terms of  Securities  of any Series,  the cash amount of any sinking  fund  payment may be subject to  reduction as provided in
Section 11.2.  Each sinking fund payment  shall be applied to the  redemption of
Securities of any Series as provided for by the terms of the  securities of such
Series.

          Section 11.2. Satisfaction of Sinking Fund Payments with Securities.

          The  Company  may, in  satisfaction  of all or any part of any sinking fund payment with respect to the Securities of any Series to be made pursuant to the terms of such Securities (1) deliver  outstanding  Securities of such Series to which  such  sinking  fund  payment  is  applicable  (other  than any of such
Securities  previously  called for mandatory  sinking fund  redemption)  and (2)
apply as credit  Securities of such Series to which such sinking fund payment is applicable  and which have been  redeemed  either at the election of the Company pursuant  to the terms of such  Series of  Securities  (except  pursuant  to any mandatory sinking fund) or through the application of permitted optional sinking fund  payments  or other  optional  redemptions  pursuant  to the  terms of such
Securities,  provided that such Securities have not been previously so credited.
Such  Securities  shall be received by the Trustee,  together  with an Officers'
Certificate  with respect  thereto,  not later than 15 days prior to the date on which the Trustee begins the process of selecting Securities for redemption, and shall be credited for such purpose by the Trustee at the price specified in such
Securities for redemption  through  operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery  or credit of  Securities  in lieu of cash  payments  pursuant  to this
Section 11.2,  the principal  amount of Securities of such Series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000,  the
Trustee  need not call  Securities  of such Series for  redemption,  except upon receipt of a Company  Order  that such  action be taken,  and such cash  payment shall  be  held by the  Trustee  or a  Paying  Agent  and  applied  to the  next succeeding  sinking fund payment,  provided,  however,  that the Trustee or such
Paying  Agent shall from time to time upon  receipt of a Company  Order pay over and deliver to the Company any cash payment so being held by the Trustee or such
Paying Agent upon  delivery by the Company to the Trustee of  Securities of that
Series  purchased by the Company having an unpaid  principal amount equal to the cash payment required to be released to the Company.

          Section 11.3. Redemption of Securities for Sinking Fund.

          Not  less  than 45  days  (unless  otherwise  indicated  in the  Board
Resolution, supplemental indenture hereto or Officers' Certificate in respect of a particular  Series of Securities)  prior to each sinking fund payment date for any Series of  Securities,  the Company will deliver to the Trustee an Officers'
Certificate  specifying  the amount of the next ensuing  mandatory  sinking fund payment  for that  Series  pursuant  to the terms of that  Series,  the  portion thereof,  if any,  which is to be  satisfied  by payment of cash and the portion thereof,  if any,  which is to be  satisfied  by  delivering  and  crediting  of
Securities of that Series pursuant to Section 11.2., and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and the Company shall  thereupon be obligated to pay the amount  therein  specified.
Not less than 30 days  (unless  otherwise  indicated  in the  Board  Resolution,
Officers'  Certificate  or  supplemental  indenture  in respect of a  particular
Series of  Securities)  before each such  sinking  fund payment date the Trustee shall select the  Securities  to be redeemed upon such sinking fund payment date in the  manner  specified  in  Section  3.2 and cause  notice of the  redemption thereof  to be given in the name of and at the  expense  of the  Company  in the manner  provided  in Section  3.3.  Such  notice  having  been duly  given,  the redemption of such Securities shall stated in Sections 3.4, 3.5 and 3.6.

            [The Remainder of this page is intentionally left blank.]

          IN WITNESS  WHEREOF,  the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                     Eagle Bulk Shipping Inc.

                                     By: /s/ [TBD]
                                       -------------------
                                     Name: [TBD]
                                     Its: [Chief Accounting Officer and
                                     Company Secretary]

                                     [Name of Trustee]

                                     By:___________________________
                                     Name:
                                     Its: